Supplement dated January 9, 2026 to the Prospectus Dated May 1, 2025
Product Name	Prospectus Form #
RiverSource® Structured Solutions 2SM annuity	PRO9119_12_B01_(05/25)
The information in this supplement updates and amends certain information contained in the prospectus referenced above. Please read it carefully and keep it with your product prospectus for future reference. Except as modified in this supplement, all other terms and information contained in the prospectus remain in effect and unchanged.
Effective January 12, 2026, the following state variation is added to the section “Appendix B: State Variations“ in the prospectus. All other state variations are as stated in the “Appendix B: State Variations”:
State	Feature or Benefit	Variations or Availability
Oregon	Purchase – Right to Examine and Cancel
If Your Contract is a non-IRA contract and is
not a replacement of another insurance or
annuity contract, upon cancellation We will
refund all purchase payments which You
have paid less any payments We have made
to You.

	Investment Options Available Under the Contract	The following Indexed Account is not available: S&P 500 1-year with -100% Buffer

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
SUP9119-0009_(01/26)